EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
SARBANES-OXLEY ACT SECTION 906
     Pursuant to Section 1350 of Title 18 of the United States Code, I, Brian F. Lilly, Chief Financial Officer of F.N.B. Corporation (the “Company”), hereby certify that, to the best of my knowledge:
1.	The Company’s Form 10-Q Quarterly Report for the period ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 10, 2006	/s/ Brian F. Lilly

Brian F. Lilly
Chief Financial Officer